UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2013

ALTISOURCE PORTFOLIO SOLUTIONS S.A.

(Exact name of Registrant as specified in its charter)

Luxembourg	001-34354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

291, Route d’Arlon

L-1150 Luxembourg

Grand Duchy of Luxembourg

(Address of principal executive offices including zip code)

+352 2469 7900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 18, 2013, Altisource Portfolio Solutions S.A. (“Altisource”) filed a Current Report on Form 8-K, as amended by Amendment No. 1 on Form 8-K/A filed on April 29, 2013 (collectively, the “Original 8-K”) to report a transaction with Ocwen Financial Corporation and its wholly-owned subsidiary, Ocwen Mortgage Servicing, Inc. (collectively, “Ocwen”) to establish additional terms related to the existing services arrangements between Altisource and Ocwen in connection with Ocwen’s acquisition of certain mortgage servicing platform assets of Residential Capital, LLC.

This Amendment No. 2 on Form 8-K/A is being filed to amend the Original 8-K to include the financial information referred to in Item 9.01(a) and (b) below relating to the transaction and to provide the consent of the independent auditors.  Pursuant to the instructions to Item 9.01 of Form 8-K, Altisource hereby amends Item 9.01 of the Original 8-K to include financial statements, pro forma financial information and the consent of the independent auditors.

Forward-Looking Statements

Certain statements in this report on Form 8-K/A, including, but not limited to, assumptions related to the valuation of assets and estimates utilized in development of the unaudited pro forma combined financial statements are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements may be identified by the use of terminology such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms and other comparable terminology.

Forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.  Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following:

•                  our ability to retain our existing customers, expand relationships and attract new customers;

•                  the level of loan delinquencies;

•                  the level of origination volume;

•                  technology failures;

•                  our business is dependent on the trend toward outsourcing;

•                  our ability to raise debt;

•                  success is dependent on our directors, executive officers and key personnel; and

•                  our ability to comply with and burdens imposed by changes in governmental regulations, taxes and policies.

Further information on the risks specific to our business are detailed within our other reports and filings with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

We caution you not to place undue reliance on these forward-looking statements as they reflect our view only as of the date of this report.  We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

Attached hereto as Exhibit 99.1 and incorporated by reference herein are the audited consolidated balance sheets of Executive Trustee Services, LLC as of December 31, 2012 and 2011, and the related consolidated statements of operations, changes in Parent Company investment and cash flows for each of the years ended December 31, 2012, 2011 and 2010.

(b)         Pro Forma Financial Information

Attached hereto as Exhibit 99.2 and incorporated by reference herein are the unaudited pro forma combined balance sheet as of December 31, 2012 and the combined statement of operations for the year ended December 31, 2012.

(d)         Exhibits

The following exhibits are filed as part of this report:

Exhibit
Number	Description of Exhibit
23.1	Consent of Independent Auditors

99.1

Audited consolidated balance sheets of Executive Trustee Services, LLC as of December 31, 2012 and 2011, and the related consolidated statements of operations, changes in Parent Company investment and cash flows for each of the years ended December 31, 2012, 2011 and 2010

99.2	Unaudited pro forma combined balance sheet as of December 31, 2012 and the combined statement of operations for the year ended December 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2013

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer